CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Exhibit 10.34

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SUPPLY AGREEMENT

between	Siltronic AG Hanns-Seidel-Platz 4 81737 Muenchen Federal Republic of Germany - hereinafter referred to as “SELLER” -

and	Sunpower Corporation 430 Indio Way Sunnyvale, CA 94085 USA - hereinafter referred to as “BUYER” -

Preamble

BUYER has requirements for *** mm solar Ingots. SELLER is willing to supply BUYER with this product.

Now, therefore, in consideration of the foregoing and the mutual premises hereinafter contained, SELLER and BUYER agree as follows:

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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1.	Product

SELLER agrees to sell and deliver and BUYER agrees to purchase and take *** mm Solar Ingots manufactured by SELLER as defined per specification set forth in Appendix 1 hereinafter referred to as “PRODUCT”).

BUYER may during the term of this agreement request Seller to change specification to e.g. *** mm solar ingot or MCLT to *** usec. Buyer will work with Seller trying to achieve this change in specification when required and reasonably possible. Both parties also agree to work in good faith to find a solution on lifetime measurement equipment to be used for this product in SELLER’s Hikari manufacturing site.

2.	Quantities

SELLER shall sell and deliver to BUYER and BUYER will purchase and take from SELLER the quantities of PRODUCT set forth in Appendix 2.

3.	Prices / Payment Terms

3.1	The prices for the PRODUCT are as stated in the following:

***	USD / kg (*** US Dollar per kilogram)

BUYER is aware and agrees that this price is the average of the price development of a period of five years according to the following table:

N-Type *** mm Solar

Contract period 5 years
Price in USD / kg	Year 1	Year 2	Year 3	Year 4	Year 5	AVE
*** tons/ Year	***	***	***	***	***	***

In case BUYER will revise MCLT spec to *** usec SELLER agrees to accept *** USD / kg (*** US Dollar per kilogram) average price for remaining contract period from time spec change is implemented by SELLER.

In case of a termination for material breach of contract BUYER will pay to SELLER the amount between the already paid average price and the sum of the previous and current yearly price(s) according to above table.

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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3.2	The prices under Section 3.1 above shall be firm and not subject to any change.

3.3	BUYER shall make payments in to SELLER on a semi-annual prepayment base, beginning with contract signature, in the amount and as of schedule set forth in Appendix 2. Invoices shall be issued on a pro rata delivery basis.

4.	Delivery

4.1	PRODUCT shall be delivered Ex Works SELLER’s production site (Incoterms 2000).

4.2	Not later than 30 days before the beginning of each contract year, BUYER shall submit firm orders in writing for shipments of PRODUCT to be purchased during that contract year. The parties agree on a plus / minus *** % volume tolerance on a monthly base, provided BUYER guarantees the adjustment to the contractually agreed volumes within the next 3 months and SELLER guarantees its best efforts to adjust to the contractually agreed volumes as soon as reasonably possible.

4.3	All deliveries of PRODUCT are subject to SELLER’s General Conditions of Sale set forth in Appendix 3 and hereby made part of this Agreement, provided, however, that if there is any conflict between the terms of this Agreement and the said Conditions of Sale the terms of this Agreement shall prevail.

5.	Quality / Inspection and Testing

5.1	The PRODUCT supplied by SELLER shall conform to the specifications set forth in Appendix 1.

5.2	It is understood and expressly agreed that the PRODUCT delivered by SELLER hereunder are PRODUCTS of technical quality only and BUYER is exclusively responsible for fitness for purpose, handling, use and application of the PRODUCT.

5.3	Upon receipt of each shipment of PRODUCT BUYER shall inspect the PRODUCT. Unless BUYER notifies SELLER within 8 (eight) days after the arrival of the shipment at BUYER’s site that it does not conform to the quantity ordered or to the specifications set forth in Appendix 1, said shipment shall be deemed to have been delivered and to conform to the specifications.

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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6.	Warranty / Liability

6.1	SELLER warrants solely that the PRODUCT delivered shall conform to the specification set forth in Appendix 1. Except for the warranty provided above, SELLER disclaims any and all other express or implied warranties with respect to the PRODUCT, and any warranty of merchantability or fitness for a particular purpose is expressly disclaimed.

6.2	BUYER’s exclusive remedy and SELLER’s sole obligation for any claim or cause of action arising under this Agreement because of defective PRODUCT is expressly limited to either (i) the replacement of non-conforming PRODUCT or the repayment of the purchase price of the respective quantity of PRODUCT; OR (ii) payment not to exceed the purchase price of the specific quantity of PRODUCT for which damages are claimed. Any remedy is subject to BUYER giving SELLER notice as provided for in Section 5.3.

6.3	The parties agree that the remedies provided in this Agreement are adequate and that except as provided for above, neither party shall be liable to the other, whether directly or by way of indemnity or contribution for special, incidental, consequential or other damages arising from the breach of any obligation hereunder or for any other reason whatsoever, including actions for tort, strict or product liability, patent or trademark infringement except as provided for herein. The above shall not apply if any party has been guilty of intentional acts, acts of gross negligence or other liabilities according to mandatory law.

7.	Confidentiality

7.1	BUYER may use all the information disclosed by SELLER under this Agreement only for the purposes contemplated herein.

7.2	BUYER agrees to keep secret such information and to take the necessary measures to prevent any disclosure to third parties.

7.3	BUYER is responsible for assuring that secrecy is maintained by its employees and agents.

7.4	The secrecy obligation does not apply to information

•	where BUYER can prove that it was known to BUYER prior to its receipt;

•	which is or has become generally available to the public prior to its receipt;

•	which is or has become generally available to the public without being the result of a breach of this Agreement;

•	which is in accordance with information BUYER received or got access to from an entitled person without any obligation of secrecy;

•	where SELLER approved the disclosure in a particular case in writing.

7.5	The secrecy obligation shall survive the term of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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8.	Reservation of Ownership

8.1	PRODUCT that has been sold remains the sole property of SELLER until all outstanding debts arising from the business connection with Buyer have been paid in full. BUYER has power of disposal of the PRODUCT in the ordinary course of business, or he may process the PRODUCT until revocation by SELLER.

8.2	Reservation of ownership and power of disposal, as laid down in clause 8.1, also apply to the full value of the manufactured PRODUCT produced by processing, mixing and blending or combining the PRODUCT. In each case SELLER qualifies as the manufacturer. In cases where PRODUCT is processed, mixed and blended, or combined with those of a third party, and where the reservation of the latter continues to apply, then SELLER acquires joint ownership in proportion to the invoice value of those processed goods. If security rights of a third party are in fact or in law below that share, the difference will be to the benefit of SELLER.

8.3	If BUYER resells PRODUCT to third parties he hereby assigns the entire resulting payment claim – or in the amount of SELLER’s joint share therein (see para. 8.2) – to SELLER. In the event the parties agree on a current account, the respective balance amounts shall be assigned. However, BUYER shall be entitled to collect such payment claim on behalf of SELLER until SELLER revokes such right or until payments by BUYER are discontinued. BUYER is only authorized to make assignment of these claims – even only for the purpose of collection by way of factoring – with the express written consent of SELLER.

8.4	BUYER shall immediately give notice to SELLER if any third party raises any claim with respect to such goods or claims which are owned by SELLER.

8.5	If the value of the collateral exceeds SELLER’s accounts receivable by more than 20%, then SELLER will release collateral on demand and at SELLER’s discretion.

8.6	SELLER is also entitled to take back PRODUCT on the basis of the reservation of title, even if SELLER has not previously cancelled the contract. If product is taken back by way of the exercise of the reservation of ownership, this shall not constitute cancellation of the contract. For such purpose BUYER shall give SELLER or its authorized representatives access to the premises where the PRODUCTS are stored.

8.7	If the laws of the country in which PRODUCT is located after delivery do not permit SELLER to retain the title to PRODUCT, but allow the retention of other similar rights to PRODUCT, BUYER shall provide SELLER with such other equivalent right. BUYER undertakes to assist SELLER in the fulfillment of any form requirements necessary for such purpose.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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9.	Force Majeure

9.1	If either party should be prevented or restricted directly or indirectly by an event of Force Majeure as hereinafter defined from performing all or any of its obligations under this Agreement, the party so affected will be relieved of performance of its obligations hereunder during the period that such event and its consequences will continue, but only to the extent so prevented, and will not be liable for any delay or failure in the performance or any of its obligations hereunder or loss or damage whether direct, general, special or consequential which the other party may suffer due to or resulting from such delay or failure, provided always that prompt notice is given by the affected party to the unaffected party by facsimile or telephone of the occurrence of the event constituting the Force Majeure, together with details thereof and an estimate of the period of time for which it will continue.

9.2	The term Force Majeure shall include without limitation strike, labour dispute, lock out, fire, explosion, flood, war, accident, act of god or any other cause beyond the reasonable control of the affected party, whether similar or dissimilar to the causes enumerated above.

10.	Assignment

This Agreement or any part thereof is not assignable by either party without the prior written consent of the other party.

11.	Entire Agreement

11.1	This Agreement constitutes the whole agreement between the parties as to the subject matter thereof and no agreements, representations or warranties between the parties other than those set out herein are binding on the parties.

11.2	No waiver, alteration, or modification of this Agreement shall be valid unless made in writing and signed by authorized representatives of the parties.

12.	Severability

In the event, any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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13.	Headings

The headings of the articles of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the construction hereof.

14.	Duration / Termination

This Agreement will commence on July 1st 2006 and will endure for a period of 5 year(s).

15.	Applicable Law/Jurisdiction

This Agreement shall be construed and the legal relations between the parties hereto shall be determined in accordance with the laws of Germany; the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.

Exclusive place of jurisdiction shall be Munich.

Siltronic AG		Sunpower Corporation

Date:	3-8-6	Date:	3-8-06

Signature:	/s/ Illegible	Signature:	/s/ Illegible

Siltronic AG		Sunpower Corporation

Date:	3-8-6	Date:	3-8-06

Signature:	/s/ Illegible	Signature:	/s/ Illegible

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CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Appendix 1 (Product)

Spec for ***mm Solar Ingot

Customer		Sunpower Corp.
Description
Part Number
1. General Characteristics
1.1	Growth Method	***
1.2	As-grown Ingot Diameter	***
1.3	As-Ground Ingot Diameter	*** mm
1.4	Ingot Length	*** mm
1.5	Crystal Orientation	*** deg
1.6	Conductivity Type	N
1.7	Dopant	***
2. Electrical Characteristics
2.1	Resistivity	*** ohm
2.2	Radial Resistivity Gradient	***
2.3	MCLT (by SunPower); Sliced Wafer	-
2.4	MCLT (by Sinton with as-grown Ingot)	*** usec with SJC method*
3. Structural Characteristics
3.1	Etch Pit Density	***
3.2	Slip/Swirl/Twin	***
3.3	OSF	***
4. Chemical Characteristics
4.1	Oxygen Concentration	*** ppma
4.2	Radial Oxygen Gradient	***
4.3	Carbon Concentration	*** ppma
4.4	Nitrogen Concentration	***

* agreed on ***

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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Appendix 2 (Quantities & Payments)

Quantity:

*** tons per year in *** deliveries

Payment:

Date 1)	29-Jun-06	28-Dec-06	28-Jun-07	27-Dec-07	27-Jun-08	29-Dec-08
Amount (in USD)	***	***	***	***	***	***

Date 1)	29-Jun-09	29-Dec-09	29-Jun-10	29-Dec-10
Amount (in USD)	***	***	***	***

1)	Dates indicate latest day for BUYER’s payments to be received on SELLER’s bank account.

Please submit payments (if not notified otherwise from SELLER) to:

Siltronic Japan Corp.

Bank name:	Deutsche Bank AG
Address:	Sanno Park Tower 2-11-1 Nagatacho Chiyoda-ku, Tokyo 100-6170 Japan

Branch Name:	Tokyo branch
SWIFT code:	***
Account Name:	***
Type of Account:	Current
Currency:	USD
Account number:	***

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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Appendix 3 (General Conditions of Sale)

General Conditions of Sale

1.	Generally:

All our supplies and services as well as all contracts concluded with us are exclusively subject to the following conditions of sale. Terms of the Purchaser which contradict or which deviate from our sales terms and which are not expressly recognised by us are not valid even if we do not expressly object to them. Where a continuing business relationship exists, all future contracts, supplies and services are also subject to our conditions of sale.

2.	Offer, Conclusion of Contract:

Our offers are subject to change and non-binding. Orders are only valid if confirmed by us in writing or if recognised by us through the act of delivery. Any additional verbal agreements, supplements and modifications are also only valid if confirmed in writing.

3.	Delivery, Default:

3.1	Unless otherwise agreed, any dates quoted for delivery are non-binding

3.2	We are entitled to make partial deliveries as far as the Purchaser must reasonably accept this in the circumstances of an individual case. The corresponding invoices issued are payable without regard to whether complete delivery has been made.

3.3	In the event delivery is delayed, the Purchaser may set us a reasonable grace period with the notice that he rejects the acceptance of the delivery item after expiry of the grace period. After the expiry of the grace period, the Purchaser is entitled to cancel the contract of sale through written notice or to request damages instead of performance.

At our request the Purchaser is obligated to state within a reasonable period whether he cancels the contract due to delay in delivery, seeks damages instead of performance or insists on performance.

3.4	Our liability is set forth in para. 8. Furthermore in the event of slight negligence, our liability is limited to the invoice value of the respective delivery item.

4.	Prices:

The prices valid on the day of dispatch shall apply.

Should the latter be higher than the contractual price, the Purchaser is entitled to cancel the contract with regard to the quantities still to be delivered. Cancellation shall be made within 14 days after notification of said price increase.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

5.	Payment:

5.1	The payment shall be made in Euro to one of our bank accounts indicated on the reverse side.

5.2	Should Purchaser be in arrears with payment, interest for default shall be due and payable at 12%, but at least 8% above the respective base interest rate. We reserve the right to claim further damages. If the interest we claim is higher than the statutory interest for delayed payment, the Purchaser has the right to demonstrate lower damages just as well have the right to show that greater damages were incurred.

5.3	Should Purchaser be in arrears with payment or should there be reasonable doubts as to Purchaser’s solvency or credit rating, we are – without prejudice to our other rights – entitled to require payment in advance for deliveries not yet made, and to require immediate payment of all our claims arising from the business relation.

5.4	Bills of exchange and cheques shall be accepted upon separate agreement and only by way of payment. All expenses incurred in this regard shall be borne by the Purchaser.

5.5	Only uncontested or legally proved claims shall entitle the Purchaser to set-off or withhold payment.

6.	Force Majeure:

Events of Force Majeure, in particular strikes, lock outs, operation or transport interruptions, including at our suppliers, shall suspend the contractual obligations of each party for the period of the disturbance and to the extent of its effects. Should the delays caused exceed a period of 6 weeks, both parties shall be entitled to cancel the contact, with respect to the contractual performance affected by such delays. No other claims exist.

7.	Quality:

7.1	All our data, especially data relating to product suitability, processing and use, as well as to technical support, have been compiled to the best of our knowledge. The Purchaser, however, must still perform his own inspections and preliminary trials.

7.2	The Purchaser undertakes to examine the goods immediately after delivery with respect to any defects concerning quality and suitability of purpose and object to ascertainable effects. Sample testing shall also be performed if this can be reasonably expected of the Purchaser. Failure to proceed in aforesaid manner shall result in the goods being regarded as accepted.

7.3	Complaints must be made within 8 days after receipt of the goods. In case of hidden faults, however, complaints are to be made immediately on discovery, within one year after receipt at the very latest. Said claims shall only be taken into consideration if and when made in writing and with the relevant documentation attached. To comply with the time limit it shall be sufficient if the complaint is sent in good time.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

7.4	We are not liable on the basis of public statements by us, the manufacturer or his agents, if we were not aware of the statement or were not required to have knowledge thereof, the statement was already corrected at the time of the purchase decision or the Purchaser cannot show that the statement influenced his purchase decision.

7.5	We are not liable for defects which only marginally reduce the value or the suitability of the object. A marginal defect exists in particular if the defect can be removed by the Purchaser himself with insignificant effort.

7.6	If the Purchaser requests replacement performance due to a defect, we may choose whether we remove the defect ourselves or deliver a defect-free object as a replacement. The right to reduce the price or cancel the contract in the event of unsuccessful replacement performance shall remain unaffected.

7.7	Where complaints are justified, the goods may only be returned to us at our expense if after we receive notice of the defect we do not offer to collect or dispose of the goods.

7.8	If increased costs arise because the Purchaser has transferred the goods to a place other than his commercial place of business, we shall charge the Purchaser for the increased costs in connection with the remedying of the defect, unless the transfer corresponds to the designated use of the object.

7.9	Damage and claims for reimbursement of expenses shall remain unaffected as far as not excluded by para. 8.

7.10	All claims due to a defect are subject to a limitation period of one year after delivery of the object. The statutory limitation period for objects which are used for a building structure in accordance with their usual manner of use, and which cause the defectiveness thereof, shall remain unaffected.

7.11	The rights of the Purchaser under §§ 478, 479 German Civil Code remain unaffected.

8.	Liability:

Our liability is excluded, regardless of the legal grounds.

This shall not apply in the event of intentional actions or gross negligence by us or our legal representatives or agents or in the event of breach of material contractual duties.

In the event of a slightly negligent breach of material contractual duties, our liability is limited to twice the invoice value of the respective delivery item. For damages due to delayed performance para. 3.4 shall also apply.

Our liability for damages due to injury to life, the body or health, the liability based on a guarantee and under mandatory statutory provisions, in particular the Product Liability Act, remain unaffected.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

9.	Reservation of Ownership:

9.1	The goods that have been sold remain our sole property until all outstanding debts arising from the business connection with the Purchaser have been paid in full. The Purchaser has power of disposal of the purchased goods in the ordinary course of business, or he may process the goods until revocation by us.

9.2	Reservation of ownership and power of disposal, as laid down in clause 9.1, also apply to the full value of the manufactured goods produced by processing, mixing and blending or combining our goods. In each case we qualify as the manufacturer. In cases where the goods are processed, mixed and bended, or combined with those of a third party, and where the reservation of the latter continues to apply, then we acquire joint ownership in proportion to the invoice value of those processed goods. If security rights of a third party are in fact or in law below that share, the difference will be to our benefit.

9.3	If the Purchaser resells our goods to third parties he hereby assigns the entire resulting payment claim – or in the amount of our joint share therein (see para. 9.2) – to us. In the event the parties agree on a current account, the respective balance amounts shall be assigned. However, the Purchaser shall be entitled to collect such payment claim on our behalf until we revoke such right or until his payments are discontinued. The Purchaser is only authorized to make assignment of these claims – even only for the purpose of collection by way of factoring – with our express written consent.

9.4	The Purchaser shall immediately give notice to us if any third party raises any claim with respect to such goods or claims which are owned by us.

9.5	If the value of the collateral exceeds our accounts receivable by more than 20% then we will release collateral on demand and at our discretion.

9.6	We are also entitled to take back goods on the basis of the reservation of title, even if we have not previously cancelled the contract. If products are taken back by way of the exercise of the reservation of ownership, this shall not constitute cancellation of the contract.

9.7	If the laws of the country in which the goods are located after delivery do not permit the Vendor to retain the title to said goods, but allow the retention of other similar rights to the delivery item, the Purchaser shall provide us with such other equivalent right. The Purchaser undertakes to assist us in the fulfillment of any form requirements necessary for such purpose.

10.	Place of Fulfillment, Applicable Law and Jurisdiction:

10.1	The originating point of the goods shall, in each case, be the place of fulfillment for the delivery. Munich shall be the place of fulfillment for payment.

10.2	Exclusively the laws of the Federal Republic of Germany shall apply between the parties. The application of the 1980 United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

10.3	If the Purchaser is a merchant or does not have a general place of jurisdiction in Germany, the place of jurisdiction is Munich. We shall, however, have the right to also bring a claim against the Purchaser at his general place of jurisdiction.

Munich: 22nd of January 2004

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Confidential

Attachment “A” – Volume / Price List

Ingot and Cell Specifications: Sunpower Current Specifications.

Wafer/Ingot Supplies:

		Wafer (kpcs)	Wafer (mm)	W Thickness (um)	Ingots (MT)	Total Ingots	Remarks	Wafer Price ($)
2006 T***	Q1 Q2 Q3 Q4	*** *** *** ***	150 150 150 150	*** *** *** ***	*** *** *** ***	***		*** *** *** ***
2007 T ***	Q1 Q2 Q3 Q4	*** *** *** ***	150 150 150 150	*** *** *** ***	*** *** *** ***	***	*** *** *** ***	*** *** *** ***
2008 T ***	Q1 Q2 Q3 Q4	*** *** *** ***	150 150 150 150	*** *** *** ***	*** *** *** ***	***		*** *** *** ***
2009		***	150	***		***		***
2010		***	150	***		***		***

Wafer thickness is proposed and needs to be clarified. Used for calculation purposes only.

Wafer Price: As above. To be reviewed every 6 months for negotiation.

Ingot Price:	Currently $ *** /kg (Slabbed ingot).
Effective January 1, 2006 thru June 30, 2006 @ $ *** /kg (Slabbed ingot)

Calculated wafers (kpcs) is @ *** overall yield

PM Pai	Ritsuo Matsumiya

Jon Whiteman

Company Confidential

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SunPower	M.Setek